UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2026

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on September 16, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered three proposals: (i) election of two Class I directors; (ii); approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers; and (iii) ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Company’s board of directors is divided into three classes, with one class of directors being elected each year and each class serving a three-year term. The term of office of the Company’s Class I directors expired at the Annual Meeting. The Company’s board of directors nominated Richard Caswell and Terry Stinson for election as Class I directors.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Class I directors.

The election of each director nominee was approved as follows:

Name	For	Authority Withheld	Broker Non-Vote
Richard Caswell	6,498,806	425,698	2,989,932
Terry Stinson	6,284,539	639,965	2,989,932

Proposal No. 2 – Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Vote
4,956,059	984,836	983,609	2,989,932

Proposal No. 3 – Ratification of the appointment of Company’s independent registered public accounting firm.

The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved, as follows:

For	Against	Abstain	Broker Non-Vote
9,698,216	191,055	25,165	—

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2026

CPI AEROSTRUCTURES, INC.

By:	/s/ Robert Mannix
Robert Mannix Chief Financial Officer